Exhibit 10.1

THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT,

AMENDMENT TO DEBENTURES AND REAFFIRMATION OF SECURITY DOCUMENTS

This Third Amendment to Securities Purchase Agreement, Amendment to Debentures AND REAFFIRMATION OF SECURITY DOCUMENTS (this “Amendment”) is dated as of September 19, 2017, and is by and among DISCOVERY ENERGY CORP., a Nevada corporation (the “Company”), DEC FUNDING LLC, a Texas limited liability company (“Original Purchaser”), TEXICAN ENERGY CORPORATION, a Texas corporation (“New Purchaser”) and, for purposes of Section 4, DISCOVERY ENERGY SA PTY LTD, a company formed under the laws of Australia (“Australian Subsidiary”). The Company, Original Purchaser, New Purchaser and, for purposes of Section 4, the Australian Subsidiary are hereinafter sometimes collectively referred to as the “Parties” and each individually as a “Party”.

WHEREAS, the Company, Original Purchaser and New Purchaser are party to that certain Securities Purchase Agreement dated May 27, 2016, as amended by the First Amendment to Securities Purchase Agreement dated August 16, 2016 and the Second Amendment to Securities Purchase Agreement dated February 10, 2017 (the “SPA”);

WHEREAS, each of Original Purchaser and New Purchaser desires to purchase additional Debentures from time to time in accordance with the terms of this Amendment and the SPA;

WHEREAS, subject to the satisfaction of the conditions precedent set forth herein, the Parties desire to amend the SPA as set forth herein to facilitate Original Purchaser’s and New Purchaser’s purchase of such additional Debentures; and

WHEREAS, pursuant to the SPA, the Company has issued to Original Purchaser and New Purchaser certain Debentures, as amended by the First Amendment to Senior Secured Convertible Debentures dated as of July 18, 2017 (the “First Debenture Amendment”) and the Parties hereto desire to further amend the Debentures as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Original Purchaser and New Purchaser agree as follows:

1.       Definitions. Capitalized terms used in this Amendment but not otherwise defined herein have the meanings given such terms in the SPA. The SPA, as amended by this Amendment, is hereinafter referred to as the “Agreement”.

2.       Amendments to SPA. Subject to the satisfaction of the conditions precedent set forth in Section 5, each of the Company, Original Purchaser and New Purchaser agree to amend the SPA as follows:

(a)       The definition of “Principal Amount” in Section 1.1 of the SPA is hereby amended by replacing the reference therein to “$2,850,000” with “$3,350,000”.

(b)       The definition of “Additional Option Termination Date” in Section 1.1 of the SPA is hereby amended by replacing the reference therein to “March 31, 2018” with “July 31, 2018”.

(c)       The definition of “Warrants” in Section 1.1 of the SPA is hereby amended and restated in its entirety to read as follows:

““Warrants” means the Common Stock purchase warrants delivered to Original Purchaser at the Closing in accordance with Section 2.2(a) hereof and pursuant to any amendment to this Agreement, which Warrants shall be exercisable immediately and have a term of exercise equal to three years from the date of the issuance thereof, in the form of Exhibit B attached hereto.”

(d)       Each reference to “2017 Option” in the SPA is hereby replaced with “2018 Option”.

(e)       Section 2.1(b) of the SPA is hereby amended by replacing the reference therein to “$2,850,000” with “$3,350,000”.

(f)       Sections 2.1(c) and 2.1(d) of the SPA are hereby amended and restated in their entirety to read as follows:

“(c)    After the Closing Date through and including January 31, 2018, Original Purchaser shall have the option to purchase (without the consent of the then current Purchasers), upon three (3) Trading Days’ advance notice to Company, up to an additional $10,000,000 in principal amount of the Debentures (the “2018 Option”) in a single additional closing upon the same terms and conditions as one or more of the Debentures previously issued to Original Purchaser, with a conversion price of $0.20; provided, that if during the period between January 31, 2017 and the exercise date of the 2018 Option, Company (i) issued additional Debentures to another Purchaser (other than pursuant to Section 6 of the Second Amendment to this Agreement or pursuant to the Third Amendment to this Agreement) or (ii) consummated an equity issuance (excluding the issuance of any Debentures) with another Person preceding such exercise date and, in either case, the issuance price of such Capital Raise was less than $0.20 per share, then the conversion price for the 2018 Option shall be such lesser price. Upon an exercise of the 2018 Option, Original Purchaser shall deliver to Company or at Company’s written direction, via wire transfer of immediately available funds, an amount up to $10,000,000, and Company shall deliver to Original Purchaser the additional Debenture, and Company and such Purchaser shall deliver the other items set forth in Section 2.2 deliverable at each Supplemental Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3 with respect thereto, each Supplemental Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

(d)       Until the occurrence of the Additional Option Termination Date, following an exercise of the 2018 Option, Original Purchaser shall have the option to purchase (without the consent of the then current Purchasers), upon three (3) Trading Days’ advance notice to Company, up to an additional $10,000,000 in principal amount of the Debentures (the “Additional Option”) in a single additional closing upon the same terms and conditions as one or more of the Debentures previously issued to Original Purchaser, with a conversion price of $0.20; provided, that if during the period between January 31, 2017 and the exercise date of the Additional Option, Company (i) issued additional Debentures to another Purchaser (other than pursuant to Section 6 of the Second Amendment to this Agreement or pursuant to the Third Amendment to this Agreement) or (ii) consummated an equity issuance (excluding the issuance of any Debentures) with another Person preceding such exercise date and, in either case, the issuance price of such Capital Raise was less than $0.20 per share, then the conversion price for the Additional Option shall be such lesser price. Upon an exercise of the Additional Option, Original Purchaser shall deliver to Company or at Company’s written direction, via wire transfer of immediately available funds, an amount up to $10,000,000, and Company shall deliver to Original Purchaser the additional Debenture, and Company and such Purchaser shall deliver the other items set forth in Section 2.2 deliverable at each Supplemental Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3 with respect thereto, each Supplemental Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.”

3.       Amendments to Debentures. Subject to the satisfaction of the conditions precedent set forth in Section 5, each of the Company, Original Purchaser and New Purchaser agree to amend the definition of “Exempt Capital Raise” in the Debentures by replacing the references therein to “September 30, 2017” and “2017 Option” with, respectively, “January 31, 2018” and “2018 Option”.

4.       Reaffirmation of Security Documents. Nothing contained herein or done pursuant hereto shall affect or be construed to affect the security interest, lien, charge or encumbrance heretofore granted and/or any guaranty provided by the Company and/or the Australian Subsidiary to the Purchasers (including to the Original Purchaser, in its capacity as agent), or the priority thereof over other liens and security interests, or to release or affect the liability of the Company and/or the Australian Subsidiary pursuant to the Security Documents. The Company and Australian Subsidiary hereby (a) reaffirm all of the Security Documents and all security interests, liens, charges, encumbrances or guaranties provided therein and (b) confirm that all such security interests, liens, charges, encumbrances or guaranties shall secure and guaranty the Company’s obligations under the additional Debentures purchased by Original Purchaser and New Purchaser pursuant to the SPA including this Amendment.

5.       Conditions Precedent. This Amendment and the agreements of the Parties hereunder are subject to the satisfaction of the following conditions precedent:

(a)       Each Party shall have delivered an executed counterpart of its signature page to this Amendment to each other Party; and

(b)       The Company shall have received the unanimous written consent from its Board of Directors, authorizing the Company’s entry into this Amendment.

6.       Purchase by Original Purchaser. On or prior to the expiration of ten (10) Business Days’ following the date of this Amendment, the Company agrees to sell, and Original Purchaser agrees to purchase, a principal amount of $400,000 of Debentures, in the form of Exhibit C to the First Amendment and giving effect to the First Debenture Amendment and Section 3 hereof (the “Subsequent DEC Purchase”). Within one (1) Business Day following the Company’s receipt of the proceeds from the Subsequent DEC Purchase via wire transfer, the Company shall deliver to Original Purchaser (i) a Debenture in a principal amount of $400,000, upon the same terms and conditions as one or more of the Debentures previously issued to Original Purchaser, with a “Conversion Price” of $0.16 and (ii) a Warrant registered in the name of Original Purchaser to purchase up to 1,500,000 shares of Common Stock, with an exercise price equal to $0.20 per share of Common Stock, subject to adjustment as set forth therein, and an expiration date three (3) years from the date of issuance thereof.

7.       Purchase by New Purchaser. On or prior to the expiration of ten (10) Business Days’ following the date of this Amendment, the Company agrees to sell, and New Purchaser agrees to purchase, a principal amount of $100,000 of Debentures, in the form of Exhibit C to the First Amendment and giving effect to the First Debenture Amendment and Section 3 hereof (the “Subsequent Texican Purchase”). Within one (1) Business Day following the Company’s receipt of the proceeds from the Subsequent Texican Purchase via wire transfer, the Company shall deliver to New Purchaser a Debenture in a principal amount of $100,000, upon the same terms and conditions as one or more of the Debentures previously issued to New Purchaser, with a “Conversion Price” of $0.16.

8.       Representations and Warranties.

(a)       As of the date of the effectiveness of this Amendment, and after giving effect to the amendments in Section 2, the Company hereby represents and warrants to New Purchaser and Original Purchaser that the representations and warranties of the Company and its Subsidiaries contained in the Agreement and in each other Transaction Document are true and correct on and as of such date (unless as of a specific date therein in which case they shall be accurate as of such date).

(b)       As of the date of the effectiveness of this Amendment, New Purchaser hereby represents and warrants to the Company that the representations and warranties applicable to New Purchaser contained in the Agreement are true and correct on and as of such date.

9.       Miscellaneous.

(a)       Each of the Parties acknowledges and agrees that from and after the date of the effectiveness of this Amendment, (i) each reference in the SPA to “this Agreement”, “herein”, “hereof”, “hereunder” or other words of like import shall mean and be a reference to the Agreement and (ii) each reference in the Debentures to “this Debenture”, “herein”, “hereof”, “hereunder” or other words of like import shall mean and be a reference to such Debenture, as amended hereby. Each Debenture hereafter issued shall contain the amended provisions contained herein rather than those related provisions contained in any previously approved form of Debenture.

(b)       This Amendment, the Agreement and the other Transaction Documents (as amended hereby), together with the exhibits and schedules thereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(c)       Sections 5.6 (Headings), 5.9 (Governing Law), 5.11 (Execution), 5.15 (Remedies), 5.18 (Independent Nature, etc.), 5.21 (Construction) and 5.22 (Waiver of Jury Trial) of the SPA are hereby incorporated into this Amendment, mutatis mutandis, as a part hereof for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized.

COMPANY:

DISCOVERY ENERGY CORP.

By:
Keith D. Spickelmier, Chairman

ORIGINAL PURCHASER:

DEC FUNDING LLC

By:
Steven Webster, Manager

NEW PURCHASER:

TEXICAN ENERGY CORPORATION

By:

Name:

Title:

For purposes of Section 4 only:

DISCOVERY ENERGY SA PTY LTD

By:

Name:

Title: